UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 16, 2010

DELCATH SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16133	06-1245881
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

810 Seventh Avenue, Suite 3505, New York, New York, 10019

(Address of principal executive offices, including zip code)

(212) 489-2100

(Registrant’s telephone number, including area code)

NONE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On August 16, 2010, Delcath Systems, Inc. (the “Company”) entered into an underwriting agreement, dated August 16, 2010 (the “Underwriting Agreement”) with Canaccord Genuity Inc. (the “Underwriter”). The Underwriting Agreement provides for the sale to the Underwriter of up to 5,962,750 shares of the Company’s common stock, par value $0.01 per share, at a price to the Underwriter of $6.51 per share, including an overallotment option of 777,750 shares (the “Offering”). The shares are being offered and sold under a prospectus supplement filed with the Securities and Exchange Commission (the “Commission”) pursuant to Rule 424(b) of the Securities Act of 1933, as amended, (the “Securities Act”) in connection with an offering pursuant to the Company’s shelf registration statement on Form S-3 (File Number 333-165677) (the “Registration Statement”). The Offering is expected to close on August 20, 2010.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On August 16, 2010, Delcath Systems, Inc. (the “Company”) issued a press release announcing the sale of 5,185,000 million shares of its common stock pursuant to the Underwriting Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act, except as expressly set forth in such filing.

Item 9.01.	Financial Statements and Exhibits.

The following exhibits are filed herewith:

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated August 16, 2010, between Delcath Systems, Inc. and Canaccord Genuity Inc.

99.1	Press Release of Delcath Systems, Inc., dated August 16, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELCATH SYSTEMS, INC.

Dated: August 17, 2010	By:	/s/ PETER GRAHAM
	Name:	Peter Graham
	Title:	Executive Vice President & General Counsel

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated August 16, 2010, between Delcath Systems, Inc. and Canaccord Genuity Inc.

99.1	Press Release of Delcath Systems, Inc., dated August 16, 2010